UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported)
November 10, 2009
SWIFT ENERGY COMPANY
(Exact Name of Registrant as Specified in Charter)

Texas (State or other jurisdiction of incorporation)	1-8754 (Commission File No.)	20-3940661 (IRS Employer Identification No.)
16825 Northchase Drive, Suite 400
Houston, Texas 77060
(Address of principal executive offices)
(281) 874-2700
(Registrant’s telephone number, including area code)
Not Applicable
(Former names or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     On November 10, 2009, Swift Energy Company (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities Inc., acting on its own behalf and as representative of the several underwriters named therein (the “Underwriters”), in connection with the offer and sale of an aggregate principal amount of $225 million of 8 7/8% Senior Notes due 2020 (the “Notes”). The Notes will be issued pursuant to an Indenture dated May 19, 2009, to be supplemented, between the Company and Wells Fargo Bank, National Association, as trustee, and executed by a subsidiary of the Company as a guarantor. The Notes will be sold to the public at 98.389% of par, plus accrued interest from November 25, 2009, the closing date. The price of the Notes to the Underwriters will be 96.389% of the principal amount thereof. Closing is scheduled to occur on November 25, 2009, subject to customary closing conditions.
     The Company will pay interest on the Notes on January 15 and July 15 of each year, beginning January 15, 2010. The Notes will mature on January 15, 2020. The Company may redeem the Notes on or after January 15, 2015 at the redemption prices set forth in the prospectus supplement described below.
     The Notes were offered under a prospectus supplement filed on November 12, 2009 with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended, which prospectus supplement is incorporated by reference and made part of the Company’s registration statement on Form S-3 (Registration No. 333-159341), which was declared effective by the Securities and Exchange Commission on June 26, 2009 (the “Registration Statement”). In connection with the offering of the Notes, the Underwriting Agreement is filed as an exhibit to this Form 8-K and is to be incorporated by reference in its entirety into the Registration Statement.
     On November 10, 2009, the Company announced that it had priced the Notes and that it would use the estimated net proceeds from the sale of the Notes to redeem all of the Company’s $150 million 7 5/8% Senior Notes due 2011, to pay down borrowings under its revolving credit facility and for general corporate purposes.

Item 8.01	Other Events.
     On November 10, 2009, the Company issued a press release announcing the pricing of an aggregate principal amount of $225 million of 8 7/8% Senior Notes due 2020 (the “Notes”) registered pursuant to the Registration Statement. A copy of the press release is attached hereto as Exhibit 99.1.
     In connection with the offering of the Notes, and as an update of the legal opinion previously filed as Exhibit 5 to the Registration Statement, the Company attaches, as Exhibit 5.1 hereto, a signed opinion letter as to the enforceability of the Notes against the Company. Also, attached hereto as Exhibit 8.1 to the Registration Statement, is a signed opinion letter regarding tax matters.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits
1.1	Underwriting Agreement, dated November 10, 2009, between Swift Energy Company and J.P. Morgan Securities Inc. on its own behalf and as representative of the several underwriters named therein.

5.1	Exhibit 5.1 Opinion of Baker & Hostetler LLP.

8.1	Exhibit 8.1 Opinion of Baker & Hostetler LLP.

99.1	Press Release Regarding Pricing of Senior Notes of Swift Energy Company dated November 10, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2009	SWIFT ENERGY COMPANY
	By:	/s/ Bruce H. Vincent
Bruce H. Vincent
President

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated November 10, 2009, between Swift Energy Company and J.P. Morgan Securities Inc. on its own behalf and as representative of the several underwriters named therein.
5.1	Exhibit 5.1 Opinion of Baker & Hostetler LLP.
8.1	Exhibit 8.1 Opinion of Baker & Hostetler LLP.
99.1	Press Release Regarding Pricing of Senior Notes of Swift Energy Company dated November 10, 2009.